UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 25, 2011

FIRSTBANK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan	000-14209	38-2633910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan	48801
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consistent with Firstbank Corporation’s retirement policy, Mr. David Roslund retired as a director of Firstbank Corporation effective April 25, 2011.

Section 5.07                      Submission of Matters to a Vote of Security Holders.

Four proposals were submitted to a vote of security holders at our annual shareholder's meeting on April 25, 2011:

•	Proposal One: Election of directors.
•	Proposal Two: Advisory vote on Firstbank Corporation's executive compensation.
•	Proposal Three: Ratification of the appointment of independent auditors.
•	Proposal Four: Any other business that may properly come before the meeting or any adjournment of the meeting.

Proposal One:  Election of Directors

All nominees proposed for the Class of 2014 were elected.  Shareholders cast votes for these  nominees as follows:

Nominee	For	Withheld	Broker Non-votes

Thomas Dickinson	3,304,053	42,005	1,080,314
Edward Grant	3,300,063	45,994	1,080,315
Samuel Smith	3,292,540	53,518	1,080,315

The terms of David W. Fultz, Jeff Gardner, William E. Goggin and Thomas R. Sullivan continued after the annual meeting.

Proposal Two:  Advisory (nonbinding) Vote on Firstbank Corporation's Executive Compensation Program

This proposal, required by our participation in the U.S. Treasury's Capital Purchase Program, gave shareholders the opportunity to vote on an advisory (nonbinding) resolution to approve executive compensation program as described in our 2011 proxy statement.   This resolution was approved by 88.4% of the votes cast for or against, with shareholders casting votes as follows:

	For	Against	Abstain	Broker Non-Votes

Advisory (nonbinding) vote on executive compensation	2,788,367	364,627	194,086	1,079,292

Proposal Three:  Ratification of Selection of Independent Registered Public Accounting Firm

This proposal gave shareholders the opportunity to vote to ratify our selection of Plante & Moran, PLLC as our independent registered public accounting firm for 2011.  This selection was ratified by 99.8% of the votes cast for or against, with shareholders casting votes as follows:

	For	Against	Abstain	Broker Non-Votes

Ratification of selection of independent public accounting firm	4,142,207	8,072	93,458	182,634

Proposal Four:  Any Other Business that may Properly Come Before the Meeting or any Adjournment of the Meeting

No further business was brought before the annual meeting.

Item 7.01.                      Regulation FD Disclosure.

On April 25, 2011, Firstbank Corporation held its annual shareholders' meeting at which the Shareholder Presentation attached as Exhibit 99.1 was used.  The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Section 8.01                  Other Events.

On April 26, 2011, Firstbank Corporation issued a press release announcing a $0.01 per share quarterly dividend which will be paid June 16, 2011 to common stock shareholders of record as of May 27, 2011.

Section 9.01                  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Shareholder Presentation

99.2	Press Release dated April 26, 2011 regarding the dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRSTBANK CORPORATION (Registrant)

Dated: April 26, 2011	By:	/s/ Samuel G. Stone
Samuel G. Stone Executive Vice President and CFO